CB&T, INC.
                       101 East Main Street
                   McMinnville, Tennessee 37110

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    To Be Held April 09, 1996




To The Shareholders of CB&T, Inc.:

      Notice is hereby given that the Annual Meeting of the Shareholders (the "Annual Meeting") of CB&T, Inc. (the "Corporation") will be held on Tuesday, April 09, 1996, at 2:30 p.m., local time, at the executive office and place of business of the Corporation at 101 East Main Street, McMinnville, Tennessee 37110, for the following purposes:

       (1)The election of a Board of Directors of twelve (12) Directors to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified; and

       (2)To  consider  and  act  upon  any  other  matters   that
       properly  may  come  before  the  Annual  Meeting  or   any
       adjournment thereof.

      Only holders of the Corporation's Common Stock, par value $2.50 per share, of record at the close of business on March 12, 1996, will be entitled to notice of, and to vote at, the Annual Meeting.

      You are cordially invited to attend the Annual Meeting. Please note, however, that we are asking you to complete and return the enclosed proxy even if you plan to attend the Annual Meeting. If you attend the meeting, you will have the opportunity to withdraw your proxy and vote your own shares in person.

      Shareholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof.


                         By Order of the
                         Board of Directors


                         Jeffrey A. Golden
                         Chairman of the Board, President and
                         Chief Executive Officer

                           CB&T, INC.
                       101 East Main Street
                   McMinnville, Tennessee 37110


                         PROXY STATEMENT


                  ANNUAL MEETING OF SHAREHOLDERS


            To Be Held on the 09th day of April, 1996


      The accompanying proxy is solicited by and on behalf of the Board of Directors of CB&T, Inc. (the "Corporation") for use at its Annual Meeting of Shareholders to be held on the 9th day of April, 1996, and any adjournment thereof. The time and place of the meeting are set forth in the accompanying Notice of Meeting. All expenses of preparing, printing, and mailing the proxy and all materials used in the solicitation thereof will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by directors, officers, and other personnel of the Corporation or its affiliate, none of whom will receive additional compensation for such services. The Corporation will also request custodians and nominees to forward soliciting materials to the beneficial owners of stock held of record by them and will pay reasonable expenses of such persons for forwarding such material. The date on which this Proxy Statement and the accompanying proxy are first being mailed to shareholders of the Corporation is the 20th day of March, 1996.


                     PURPOSES OF THE MEETING

      The Annual Shareholders' Meeting will be held for the purposes of (i) electing Directors; and (ii) transacting whatever business may properly be brought before the meeting or any adjournment thereof.


                        QUORUM AND VOTING

      At the close of business on March 12, 1996, the Corporation had outstanding 269,667 shares of its Common Stock. Only holders of record of Common Stock of the Corporation at the close of business on March 12, 1996, (the "Record Date"), are entitled to notice of and to vote on matters to come before the Annual Meeting or any adjournment thereof.

      The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Corporation entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof. A shareholder is entitled to one vote in person or by proxy at the Annual Meeting for each share of Common Stock of the Corporation held of record in his/her name.

       In  each  case  where  the  shareholder  has  appropriately specified how the proxy is to be voted, it will be voted in accordance with his/her specifications. Shareholders may designate a person or persons other than those named in the enclosed proxy to vote their shares at the Annual Meeting or any adjournment thereof. As to any other matters of business which may be brought before the Annual Meeting or any adjournment thereof, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same in the best interests of the Corporation, but management does not know of any other matter of business. Any shareholder has the power to revoke his/her proxy at any time, insofar as it has not been exercised, by written notice or subsequently dated proxy, received by the Corporation or by revocation given by the shareholder in person at the Annual Meeting or any adjournment thereof.


              PRINCIPAL HOLDERS OF VOTING SECURITIES

      As of March 12, 1996, based upon the latest information provided to the Corporation, other than J. Paul Holder, who is a Director of the Corporation, there are no beneficial owners of more than five percent (5.00%) of the shares as of the Record Date. The Corporation has no other class of equity securities outstanding.

     The following tabulation sets forth the amount and percentage of the Corporation Common Stock owned beneficially (as determined in accordance with the rules and regulations of the Securities and Exchange Commission) as of March 12, 1996, by all directors, advisory director and executive officers of the Corporation as a group. For tabulation of beneficial ownership of the Corporation by individual directors, see ELECTION OF DIRECTORS.

     Number of shares owned Beneficially          Percentage of
     by Directors, Advisory Director and          Common Stock
     Executive Officers as a Group                269,667 shares
     (a total of 14 persons)

             44,157                                  16.37%



                      ELECTION OF DIRECTORS

      At the Annual Meeting, twelve (12) nominees will be proposed for election as Directors to serve until the next Annual Meeting of Shareholders or until their successors are elected and
qualified.   The  Corporation's  Bylaws  provide  in  Article  II,
Section 2, that the number of Directors shall be determined from time to time by the shareholders or a majority of the entire Board of Directors. The Board of Directors believes it advisable that there be twelve (12) Directors of the Corporation at this time. Proxies cannot be voted for a greater number than twelve (12) nominees.

      The Board of Directors proposes the election of the nominees listed below to serve until the next Annual Meeting or until their successors are duly elected and qualified. These twelve (12) nominees are presently serving as Directors. Unless contrary instructions are received, it is intended that the shares represented by proxies solicited by the Board of Directors will be voted in favor of the election as Directors of all of the nominees named below. If for any reason any of such nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors of the Corporation may propose. The Board of Directors has no reason to expect that any of these nominees will fail to be candidates at the meeting, and, therefore, does not at this time have any substitute nominees under consideration. The names and certain information relating to the twelve (12) nominees set forth below has been furnished to the Corporation by the individuals named.

      The following information is furnished with respect to the nominees on the next three pages:

Name     Age    Position &    Position &    Dir-  Business     Shares    Per-
                Office Held   Office Held   ector Exp. During  of        cent
                with Corp.    With Bank     of    Last Five    Corp.      of
                                            Corp  Years        Benefic- Class
                                           Since               ially
                                                               Owned
                                                               as of
                                                               3/12/96
                                                               (1)

Robert W.   76 Director       Director      1981  Owner,        1,900(2)  .70%
Boyd, Sr.                                         Globe
                                                  Nursery
                                                  McMinnville
                                                  TN

Larry E.    49 Director &     Director &    1990  Executive     1,419     .53%
Brown          Executive      Executive           Vice
               V. P.          V. P.               President
                                                  of Bank

John R.     55 Director       Director      1994  President,    1,682(3)  .62%
Collier,                                          Pleasant
Jr.                                               Cove
                                                  Nursery,
                                                  Inc.
                                                  McMinnville,
                                                  TN

James A.    67 Director       Director      1981  Agent,        3,726(4) 1.38%
Dillon,                                           Hoover &
Jr.                                               Sons,
                                                  J.A. Dillon
                                                  Ins.
                                                  Agency,
                                                  McMinnville
                                                  , TN

Jeffrey A.  55 Director &     Director &    1981  Chairman of   1,989(5)  .74%
Golden         Chairman of    Chairman of         the Board,
               Brd.,          the Board,          President &
               President &    President &         Chief
               Chief          Chief               Executive
               Executive      Executive           Officer of
               Officer        Officer             Bank

Charles D.  60 Director       Director      1981  Circuit         477(6)  .18%
Haston                                            Court Judge
                                                  31st
                                                  Judicial
                                                  District
                                                  State of
                                                  Tennessee

James H.    56 Director &     Director &    1990  Senior Vice   1,000(7)  .37%
Hillis         Treasurer      Senior V.P.         President
                                                  of Bank

J. Paul     66 Director       Director      1981  Owner, Paul  14,422(8) 5.35%
Holder                                            Holder
                                                  Realty &
                                                  Auction Co.
                                                  McMinnville
                                                  TN

M. Thomas   74 Director &     Director &    1981  Farmer and   10,438(9) 3.87%
Mullican       Vice Chairman  Vice                Investor
               of the Board   Chairman of
                              the Board

James A.    69 Director       Director      1981  Investor      3,194    1.18%
Puckett

Leon B.     55 Director       Director      1992  President,    2,350     .87%
Stribling                                         Stribling
                                                  Chevrolet-
                                                  GEO, Inc.
                                                  Smithville,
                                                  TN

James E.    58 Director       Director      1994  President,      615     .23%
Walling                                           Tennessee
                                                  Roasters
                                                  Enterprise,
                                                  Inc. Owner,
                                                  Vilco
                                                  Supply Co.

                            FOOTNOTES


1  Unless otherwise indicated, all shares are owned of record.


2 1,900 shares are registered to Robert W. or Eleanor Boyd, Sr. (Mr. Boyd, Sr.'s wife)


3  1,282 shares are registered to John R. Collier, Jr.

   100  shares are registered to Suzanne E. Collier Reynolds (Mr.
   Collier, Jr.'s daughter)

   300 shares are registered to Pleasant Cove Nursery, Inc. (Mr. Collier, Jr. is President of Pleasant Cove Nursery, Inc.)


4  2,971 shares are registered to James A. Dillon, Jr.

   223  shares are registered to James A. and Phyllis M.  Dillon,
   Jr. (Mr. Dillon, Jr.'s wife)

   532  shares  are registered to Phyllis M. Dillon (Mr.  Dillon,
   Jr.'s wife)


5  1,384 shares are registered to Jeffrey A. Golden

   605  shares are registered to Jeffrey A. or Linda Golden  (Mr.
   Golden's wife)


6  385 shares are registered to Charles D. Haston

   92 shares are registered to Charles D. Haston, a general partnership


7  1,000 shares are registered to James H. or Carolyn Hillis (Mr.
   Hillis's wife)


8  14,386 shares are registered to J. Paul Holder

   36 shares are registered to Steven Thomas Holder, Trust UMGA (Mr. Holder's grandson) and J. Paul Holder, Trustee


9  10,168 shares are registered to M. Thomas Mullican

   270 shares are registered to Connie W. Mullican (Mr. Mullican's wife)

                     COMMITTEES OF THE BOARD


      There are four standing Committees of the Board of Directors of the Corporation and Bank. The Board of Directors of the Corporation met five (5) times during 1995.

      Following are the standing Committees of the Board of Directors of the Corporation and Bank:

       - Nominating Committee (5 members)

       - Audit Committee (5 members)

       - Personnel Committee (5 members)

       - Executive Committee (7 members)

Nominating Committee

      Function: The Committee considers nominees for election to the Board of Directors for both the Corporation and Bank, who are recommended by shareholders, provided that any such recommendation is submitted in writing and is accompanied by a description of the proposed nominee's qualifications and other relevant biographical information and an indication of the consent of the proposed nominee to serve.

     Number of 1995 meetings: 1

      Membership: The Committee membership is made up of five (5) Directors of which only one is an officer of the Bank. They are James A. Dillon, Jr., Chairman, M. Thomas Mullican, Charles D. Haston, J. Paul Holder and Larry E. Brown.

Audit Committee

      Functions: The Committee recommends the certified public accounting firm to be employed by the Corporation and the Bank for audit purposes and recommends the areas of responsibility of the CPA firm. The Committee also meets with the CPA firm to receive the auditors' evaluation of the conditions of the Corporation and the Bank, and brings those reports to the Board of Directors for their consideration. The Committee also meets with internal auditors for periodic review of the audit program of the Corporation and the Bank.

     Number of 1995 meetings:  7

      Membership: The Committee membership is made up of four (4) Directors who are not officers of the Bank and one (1) advisory director. They are Charles D. Haston, Chairman, Robert W. Boyd, Sr., Leon B. Stribling, James E. Walling and Dr. J. Ray Troop, Jr.

Personnel Committee

     Functions: The Committee reviews and evaluates the officers' compensation program and makes recommendations to the Boards of the Corporation and the Bank. See Personnel Committee report on executive compensation on pages 9 and 10.

     Number of 1995 meetings:  3

      Membership: The membership of the Committee is made up of five (5) Directors who are not officers of the Corporation or the Bank. They are J. Paul Holder, Chairman, James A. Dillon, Jr., Robert W. Boyd, Sr., Charles D. Haston and John R. Collier, Jr.

Executive Committee

     Functions: The Committee reviews and recommends to the Board of Directors for its approval selected actions with regard to the general direction and conduct of the Corporation and the Bank.

     Number of 1995 meetings:  5

      Membership: The membership of the Committee is made up of two (2) Directors who are officers of the Corporation and the Bank, five (5) other Directors, none of whom is an officer of the Corporation or the Bank. They are Jeffrey A. Golden, Chairman, James A. Dillon, Jr., James A. Puckett, M. Thomas Mullican, Larry
E. Brown, J. Paul Holder and Charles D. Haston.

      During fiscal year 1995, there were five (5) meetings of the Board of Directors of the Corporation and twelve (12) meetings of the Board of Directors of the Bank. Each member of the Boards, attended at least 75% of the aggregate meetings of the Boards and Committees of which they were members.


              COMPENSATION OF DIRECTORS AND OFFICERS

      The Corporation pays no fees to Directors or Advisory Directors for service on the Board or Committees of the Board. Each Director or Advisory Director of the Corporation, however, is also a Director or Advisory Director of the Bank and, as such, receives $1,000.00 for each meeting of the Bank's Board of Directors attended. In addition, the Bank pays all non-employee members of the standing committees of the Bank $125.00 for each meeting attended that continues longer than one hour. Active Bank Directors may defer fees payable to them under the Bank's Directors Deferred Benefit Plan. During the fiscal year 1995, the Bank paid total cash Directors' fees of $61,775.00 and Directors' fees were deferred in the amount of $105,475.00.

      To compensate its Directors for past services and to secure their future services and to compensate them accordingly, the Bank has adopted the Directors' Benefit Plan (the "Plan") . Under the Plan, each Director may elect to defer an amount of Directors' fees, equal to the number of regular monthly meetings attended, as well as certain committee fees where applicable. At the time of a Director's election to participate in the Plan, the Bank obligates itself to pay, subject to the Plan's terms and conditions, monthly deferred benefits presently calculated to equal proceeds available from an insurance contract purchased by the Bank with the proceeds of the Director's fees so deferred. A Director has no claim against any specific fund or assets of the Bank by reason of the Plan and the Bank is under no obligation to purchase any insurance contract to fund its obligations under the Plan. Because the Bank purchases the insurance contract when a Director elects to participate in advance of the Directors' meetings, each Director must reimburse the Bank the Director's fee for any meeting of the Board of Directors, or Committee when applicable, not attended by the Director for any reason other than medical illness or total disability if the absence reduces his director's fees earned below the deferred amount.

    The Plan does not restrict the right of the Corporation to remove a Director of the Bank or the right of a Director of the Bank to resign from office or otherwise change the requirement that the Corporation elect the Directors of the Bank annually.
When a Director reaches his normal retirement date, the Bank agrees to pay the monthly deferred benefit payments for 180 months. The Plan does not require the Director to resign on the normal retirement date to receive his monthly deferred benefits at that time. If a participating Director dies prior to receiving 180 deferred benefit payments, the Director's beneficiary shall continue to receive such payments until 180 deferred benefit payments have been paid. If a Director's service to the Bank ceases prior to his normal retirement date for any reason other than death or fraudulent or dishonest conduct, the Bank agrees to pay a pro rata portion of the post-retirement benefits calculated on the basis of years of service to the Bank. If a participating Director dies before his normal retirement date while serving as a Director of the Bank, the Bank will pay to his beneficiary pre-retirement death benefits until the earlier of the deceased Director's normal retirement date or the expiration of 180 months. If a participating Director dies prior to his normal retirement date after resigning from service from the Bank for any reason except retirement, the Bank will pay to his beneficiary monthly deferred benefits for 180 months in an amount equal to a pro rata portion of the pre-retirement death benefits calculated pursuant to the Plan. The Bank has the right to terminate the Plan at any time upon payment to participating Directors of all deferred
Directors' fees or, at the election of the Bank, a participating Director may receive future benefits in the same manner and amount as he would have received had he terminated his service as a Director on the date the Plan is terminated. The Board of Directors of the Bank administers the Plan.

       PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

    Decisions on compensation of the Bank's executives are made by the five member Personnel Committee of the Board. The Personnel Committee believes that the actions of each executive officer have the potential to impact the short-term and long-term profitability of the Corporation and the Bank. Consequently, the Personnel Committee places considerable importance on its task of designing and administering an executive compensation program.

    The Bank has an executive compensation program that is focused on Corporation shareholder value and the overall performance of the Corporation and the Bank. The two main components of the executive compensation program are base salary and bonus.

Compensation

    The Personnel Committee's executive compensation program is designed to provide competitive levels of compensation that are integrated with the Corporation's and Bank's annual and long-term goals. Executive compensation is reviewed by the Committee relative to peer group executive compensation based on national and state survey information.

      The   Personnel   Committee   approved   cash   compensation
opportunities for executive officers in 1995 that are consistent with the Personnel Committee's executive compensation program.

Base Salary

    Base salary represents a fixed labor cost and is designed so that senior management receives acceptable salaries, thereby helping the Corporation and Bank keep the talent needed to meet the challenges in the financial service industry. Many factors are included in determining base salaries, such as the responsibilities borne by the executive officer, the scope of the position, length of service with the Corporation and Bank and individual performance. Salaries are reviewed annually.

Bonus

    The second component in the executive compensation program is the bonus plan. The bonus is based on the Bank's return on assets as a percentage of at least 1.00%. If the return on asset is at least 1.00%, the officer bonus would be 3.5% of salary. If the return on assets is at least 2.00%, the officer bonus would be 10.00%.

Chief Executive Officer Compensation

    The executive compensation program described above is applied in setting Mr. Golden's compensation. Mr. Golden participates in the same executive compensation program available to the other executive officers. The Personnel Committee reviews the executive compensation program in relationship to the performance of the Corporation's net income and stock value. Net income for the Corporation and the Bank totaled $4,066,592 for fiscal year 1995. Book value increased from $97.61 per share at December 31, 1994 to $113.92 per share at December 31, 1995 representing a $16.31 per share increase. The increase represents a 16.71% annualized gain, plus a $4.50 per share cash dividend declared in 1995. Based upon these and other factors the 1995 cash compensation of Mr. Golden was $139,750.00. Mr. Golden had a base salary of $130,000.00. Mr. Golden earned a bonus in the amount of $9,750.00 that was due to the Corporation's excellent financial results in 1995.

Conclusion

    The Personnel Committee believes that this mix of market-based salaries and bonus represents a balance that will motivate the management team to continue to produce strong returns. The Personnel Committee further believes this program strikes an appropriate balance between the interests and needs of the Corporation and the Bank in operating its business.

    Submitted by the Personnel Committee of the Company's Board of Directors.

                    J. Paul Holder
                    James A. Dillon, Jr.
                    Robert W. Boyd, Sr.
                    Charles D. Haston
                    John R. Collier, Jr.

              REMUNERATION OF DIRECTORS AND OFFICERS


    The following table sets forth the aggregate remuneration accrued or paid by the Bank during the fiscal years ended December 31, 1995, 1994, and 1993 to the highest compensated officers or directors whose aggregate remuneration exceeds $100,000.00.

                    SUMMARY COMPENSATION TABLE
                                 Annual Compensation
  Name of Individual                                    All Other
and Principal Position   Year     Salary     Bonus      Compensation
                                                        (1)
Jeffrey A. Golden        1995    $130,000.00 $ 9,750.00 $20,684.04
Chairman of the Board,   1994    $125,000.00 $ 9,375.00 $17,703.00
President and Chief      1993    $114,861.00 $11,500.00 $14,193.00
Executive Officer

Larry E. Brown           1995    $ 86,500.00 $ 6,487.50 $15,518.76
Director of Bank and     1994    $ 81,000.00 $ 6,075.00 $16,252.00
Executive Vice President



(1) All Other Compensation for Mr. Golden and Mr. Brown includes Director fees for the Bank both cash paid and deferred fees, deferred compensation paid pursuant to the Corporation's 401(k) plan, a premium payment for life insurance, use of a bank vehicle and country club dues. Mr. Brown was below the compensation disclosure for 1993.

Shareholder Return

Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Company Common Stock against the cumulative total return of the S&P Composite-500 Stock Index and S&P Major Regional Bank Composite Index for the period of five years commencing December 31, 1990 and ended December 31, 1995.





       (Graph was inserted here)







Value of $100 Invested on December 31, 1990 at:


             12/31/90 12/31/91 12/31/92 12/31/93 12/31/94 12/31/95

CB&T, Inc.    100.00   119.40   121.79   151.25   260.03   314.72
Regional Banks100.00   127.61   162.50   172.28   163.06   210.53
S&P 500       100.00   126.42   136.05   149.76   151.74   203.04


     *Assume  that  the value of the investment  in  Company
     Common Stock and each index was $100 on December 31, 1990.

              SECTION 16(A) REPORTING DELINQUENCIES

      Under the securities laws of the United States, the Corporation's directors, executive officers and any person who holds more than ten percent (10%) of the Shares of the Corporation are required to report their ownership of the Shares and any changes in that ownership to the Securities and Exchange Commission (the "SEC"). These persons are also required by the SEC's regulations to furnish the Corporation with copies of these reports. Specific due dates for these reports have been established by the SEC, and the corporation is required to report in this Proxy Statement any failure to file by these dates during 1995. Based solely upon a review of the reports furnished to the Corporation or written representations from the Corporation's directors and executive officers, the Corporation believes that, during the 1995 fiscal year, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied.


          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the Corporation's directors and officers, businesses with which they are associated, and members of their immediate families are at present, as in the past, customers of the Bank and have had transactions with the Bank, including borrowings. All transactions involving loans to such persons and businesses have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers. In the opinion of the Board, such transactions do not involve more than a normal risk of collectibility nor present any other unfavorable features.


                      SHAREHOLDER PROPOSALS

     The Board will provide for presentation of proposals by shareholders at the 1997 Annual Meeting of shareholders, provided that such proposals are submitted by eligible shareholders who have complied with the relevant regulations of the SEC. In order for any such proposals to be included in the proxy materials for consideration at the 1997 meeting, the proposals should be mailed to Ann Martin, Secretary, CB&T, Inc., 101 East Main Street, McMinnville, Tennessee 37110, and must be received on or before November 16, 1996.


                 CERTIFIED PUBLIC ACCOUNTING FIRM

     Upon the recommendation of the Audit Committee of the Corporation, the firm of Kraft Bros., Esstman, Patton & Harrell, PLLC has been selected by the Board of Directors of both the Corporation and the Bank to serve as principal accountants for the Corporation and the Bank for the current year. The firm of Kraft Bros., Esstman, Patton & Harrell, PLLC has served as principal accountants for one year. A representative of the firm will be present at the shareholders meeting and will have the opportunity to make a statement if he/she so desires and will be available at that time to respond to appropriate questions.

                          OTHER MATTERS

     As of the date of this Proxy Statement, the management of the Corporation and the Bank knows of no other business that will be presented at this meeting.


                          ANNUAL REPORTS

     The annual report of the Corporation to shareholders for the calendar year 1995 is enclosed, but is not intended to be part of this Proxy Statement.

     Copies of the Corporation's annual report to Securities and Exchange Commission (Form 10-K) will be mailed to shareholders without charge upon written request made to:

     Ann Martin, Secretary
     CB&T, Inc., 101 East Main Street
     McMinnville, Tennessee 37110

    By the order of the Board of Directors



                                   Jeffrey A. Golden
                                   Chairman of the Board


March 20, 1996

                            CB&T, INC.
                       101 East Main Street
                   McMinnville, Tennessee 37110



                              PROXY


   KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned Shareholder of CB&T, Inc. of McMinnville, Tennessee do nominate, constitute, and appoint Jeffery A. Golden and M. Thomas Mullican or any of them with full power to act alone, my true and lawful representative with respect to all shares of Common Stock of CB&T, Inc. which the undersigned would be entitled to vote, at the Annual Meeting of Shareholders to be held on April 09, 1996, at 2:30 p.m., local time at the office of CB&T, Inc. at 101 East Main Street, McMinnville, Tennessee 37110, or any adjournment thereof, with all the powers the undersigned would possess if personally present, as follows:

   1.   Election  of  the  twelve (12)  persons  listed  below  as
Directors:
    (Except as marked to the contrary)

     FOR all nominees listed below ( ) AGAINST all nominees listed below ( )

     Robert  W. Boyd, Sr. James A. Dillon, Jr. James  H. Hillis
     James A. Puckett     Larry  E. Brown      Jeffrey A. Golden
     J.  Paul Holder      Leon B. Stribling    John  R. Collier, Jr.
     Charles D. Haston    M. Thomas Mullican   James E. Walling

      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE LISTED ABOVE, LINE THROUGH OR STRIKE OUT THE NOMINEE'S NAME.

    2. At their discretion, Jeffery A. Golden and M. Thomas Mullican are authorized to vote upon such other business as may properly come before the meeting.

      Management at present knows of no other business to be presented by or on behalf of its management at the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND 2.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE.

   When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  Date the ___________ day of ____________, 1996.



         ________________________________________________


         ________________________________________________
                    (Signature of Shareholder)


No. of Shares ___________






      PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY